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                                                                    EXHIBIT 10.2

                                  TENCOR INSTRUMENTS
                         NONSTATUTORY STOCK OPTION AGREEMENT

             (A)  Name of Optionee: ___________________
             (B)  Grant Date: _________________________
             (C)  Number of Shares: ___________________
             (D)  Exercise Price: _____________________
             (E)  Effective Date: _____________________
             (F)  Percentage to Vest at end Year One: ___%
             (G)  Percentage to Vest Monthly/Annually After Year One: ___%

     THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the date set forth in Item E above (the "Effective Date") between Tencor Instruments, a California corporation (the "Company"), and the person named in Item A above ("Optionee"). This option will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code.

     1. GRANT. The Company hereby grants to Optionee pursuant to the Company's 1993 Amended and Restated Equity Incentive Plan (the "Plan"), the terms and conditions of which are incorporated herein by this reference, an option (the "Option") to purchase the number of shares (the "Option Shares") of the Company's common stock listed in Item C above on the terms and conditions set forth herein and in the Plan.

     2. VESTING OF OPTION SHARES. The vesting base date (the "Vesting Base Date") shall be the same date as the grant date set forth in Item B above; the Option Shares shall vest on the first anniversary of the Vesting Base Date at the rate specified in Item F above; the Option Shares shall vest at the end of each full period thereafter at the rate specified in Item G above.

     3. EXERCISE OF THE OPTION. This Option may be exercised in whole or part at any time. The exercise price shall be the price set forth in Item D above (the "Exercise Price"). Optionee hereby agrees that in the event that the Company deems it necessary or advisable in the exercise of its discretion, the issuance of Option Shares may be conditioned upon certain representations and acknowledgments by the person exercising the Option.

         a. EXERCISE BEFORE VESTING. The Optionee may exercise the Option before vesting of the Option Shares by delivering to the Company: (i) the Exercise Price, (ii) an executed copy of the Notice of Exercise attached hereto as Exhibit 1, and (iii) an executed copy of the Acknowledgment and Statement of Decision Regarding Election attached hereto as Exhibit 2. Share certificates representing Option Shares purchased before vesting shall be held in escrow and released to the Optionee upon vesting, or at the Company's sole discretion, Option Shares purchased before vesting may be issued in book entry form without certification. The Company shall instruct the person maintaining the book entry system that such Option Shares shall not be available for transfer until such Option Shares are vested or the Company's right of repurchase (as provided in Section 4 below) has otherwise terminated. As a condition to exercising the Option before vesting of the Option Shares, the Optionee shall execute such documents as are reasonably necessary to carry out the intent of this Section, including

                                      -1-

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execution of an escrow agreement, the terms and conditions of which shall be determined by the Company at its sole discretion.

         b. EXERCISE AFTER VESTING. The Optionee may exercise the Option after vesting of the Option Shares by delivering to the Company: (i) the Exercise Price, and (ii) an executed copy of the Notice of Exercise attached hereto as Exhibit 1.

     4. RIGHT OF REPURCHASE. The Company shall have a right to repurchase (the "Right of Repurchase"), at the price paid by the Optionee, any Option Shares that have not vested. The Right of Repurchase shall terminate upon the later of: (i) 45 days after the date on which the Optionee ceases to be employed by, or a consultant to, the Company, or (ii) 30 days after the Option is exercised. Upon exercise of the Right of Repurchase, the Optionee shall endorse and deliver to the Company the stock certificates, if any, representing the Option Shares being repurchased and the Company shall pay the Optionee the repurchase price. Upon receipt of payment from the Company, the Optionee shall have no rights whatsoever in any Option Shares repurchased by the Company. Option Shares subject to the Right of Repurchase shall not be assigned, pledged, transferred, hypothecated or otherwise disposed of by the Optionee and shall bear the following legend: "The securities represented hereby are subject to the terms of an agreement between Tencor Instruments and the holder of such securities. Pursuant to the terms of such agreement, Tencor Instruments has the rights to purchase such securities under certain conditions. A copy of the agreement can be obtained from the Secretary of Tencor Instruments."

     5. TERM. The Option expires and ceases to be exercisable upon the earlier of (i) ten years after the grant date specified in Item B above, or
(ii) three months after the Optionee's employment or consultancy relationship with the Company is terminated.

     6. TAXES. The Optionee acknowledges that (i) the Optionee has not been given by the Company and is not relying upon representations of the Company as to tax consequences of the grant or exercise of this Option, (ii) the foregoing tax consequences are known to be complex and dependent in part upon Optionee's particular circumstances, and (ii) the Optionee has consulted, and will consult at appropriate times, with Optionee's own tax adviser regarding such tax consequences.

     IN WITNESS WHEREOF, the parties have executed this Nonstatutory Stock Option Agreement as of the Effective Date.


                                       -----------------------------------------
TENCOR INSTRUMENTS                     Optionee

By
  --------------------------------     -----------------------------------------
Title                                  Optionee's Spouse*
     -----------------------------

* Optionee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any Option Shares purchased pursuant to this Agreement.

                                      -2-

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                           TENCOR INSTRUMENTS
                    INCENTIVE STOCK OPTION AGREEMENT

             (A)  Name of Optionee: ___________________
             (B)  Grant Date: _________________________
             (C)  Number of Shares: ___________________
             (D)  Exercise Price: _____________________
             (E)  Effective Date: _____________________
             (F)  Percentage to Vest at end Year One: ___%
             (G)  Percentage to Vest Monthly/Annually After Year One: ___%

     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the date set forth in Item E above (the "Effective Date") between Tencor Instruments, a California corporation (the "Company"), and the person named in Item A above ("Optionee").

     1. GRANT. The Company hereby grants to Optionee pursuant to the Company's 1993 Amended and Restated Equity Incentive Plan (the "Plan"), the terms and conditions of which are incorporated herein by this reference, an option (the "ISO") to purchase the number of shares (the "ISO Shares") of the Company's common stock listed in Item C above on the terms and conditions set forth herein and in the Plan.

     2. VESTING OF ISO SHARES. The vesting base date (the "Vesting Base Date") shall be the same date as the grant date set forth in Item B above; the ISO Shares shall vest on the first anniversary of the Vesting Base Date at the rate specified in Item F above; the ISO Shares shall vest at the end of each full period thereafter at the rate specified in Item G above.

     3. EXERCISE OF THE ISO. This ISO may be exercised in whole or part at any time. The exercise price shall be the price set forth in Item D above (the "Exercise Price"). Optionee hereby agrees that, in the event that the Company deems it necessary or advisable in the exercise of its discretion, the issuance of ISO Shares may be conditioned upon certain representations and acknowledgments by the person exercising the ISO.

         a. EXERCISE BEFORE VESTING. The Optionee may exercise the ISO before vesting of the ISO Shares by delivering to the Company: (i) the Exercise Price, (ii) an executed copy of the Notice of Exercise attached hereto as Exhibit 1, and (iii) an executed copy of the Acknowledgment and Statement of Decision Regarding Election attached hereto as Exhibit 2. Share certificates representing ISO Shares purchased before vesting shall be held in escrow and released to the Optionee upon vesting, or at the Company's sole discretion, ISO Shares purchased before vesting may be issued in book-entry form without certification. The Company shall instruct the person maintaining the book-entry system that such ISO Shares shall not be transferred until such ISO Shares are vested or the Company's right of repurchase (as provided in Section 4 below) has otherwise terminated. As a condition to exercising the ISO before vesting of the ISO Shares, the Optionee shall execute such documents as are reasonably necessary to carry out the intent of this Section, including execution of an escrow agreement, the terms and conditions of which shall be determined by the Company at its sole discretion.

         b. EXERCISE AFTER VESTING. The Optionee may exercise the ISO after vesting of the ISO Shares by delivering to the Company: (i) the Exercise Price, and (ii) an executed copy of the Notice of Exercise attached hereto as
Exhibit 1.

     4. RIGHT OF REPURCHASE. The Company shall have a right to repurchase (the "Right of Repurchase"), at the price paid by the Optionee, any ISO Shares that have not vested. The Right of Repurchase shall terminate upon the later of: (i) 45 days after the date on which the Optionee ceases to be employed by, or a consultant to, the Company, or (ii) 30 days after the ISO is exercised. Upon exercise of the Right of Repurchase, the Optionee shall endorse and deliver to the Company the stock certificates, if any, representing the ISO Shares being repurchased and the Company shall pay the Optionee the repurchase price. Upon receipt of payment from the Company, the Optionee shall have no rights whatsoever in any ISO Shares repurchased by the Company. ISO Shares subject to the Right of Repurchase shall not be assigned, pledged, transferred, hypothecated or otherwise disposed of by the Optionee and shall bear the following legend: "The securities represented hereby are subject to the terms of an agreement between Tencor Instruments and the holder of such securities. Pursuant to the terms of such agreement, Tencor Instruments has the rights to purchase such securities under certain conditions. A copy of the agreement can be obtained from the Secretary of Tencor Instruments."

     5. TERM. The ISO expires and ceases to be exercisable upon the earlier of (i) ten years after the grant date specified in Item B above, or (ii) three months after the Optionee's employment or consultancy relationship with the Company is terminated.

     6. TAXES. The Optionee acknowledges that (i) the Optionee has not been given by the Company and is not relying upon representations of the Company as to tax consequences of the grant or exercise of this Option, (ii) the foregoing tax consequences are known to be complex and dependent in part upon Optionee's particular circumstances, and (iii) the Optionee has consulted, and will consult at appropriate times, with Optionee's own tax adviser regarding such tax consequences.

     IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the Effective Date.


                                       -----------------------------------------
TENCOR INSTRUMENTS                     Optionee

By
  --------------------------------     -----------------------------------------
Title                                  Optionee's Spouse*
     -----------------------------

* Optionee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.

                                      -2-